Birner Dental Management Services, Inc.                         Exhibit No. 99.1
3801 East Florida Avenue, Suite 508
Denver, Colorado 80210
303-691-0680

FOR IMMEDIATE RELEASE
November 13, 2007

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                     ANNOUNCES 7.9% ADJUSTED EBITDA INCREASE
                                   FOR 3Q 2007

DENVER, COLORADO, November 13, 2007. Birner Dental Management Services, Inc. (NASDAQ Capital Market: BDMS), operators of PERFECT TEETH(R) dental practices, announced results for the quarter and nine months ended September 30, 2007. Total dental group practice revenue increased $444,000, or 3.1%, to $14.7 million. Net revenue increased $321,000, or 3.3%, to $10.1 million. The Company's earnings before interest, taxes, depreciation, amortization and non-cash expense associated with stock-based compensation ("Adjusted EBITDA") increased $145,000, or 7.9%, to $2.0 million from $1.8 million. Net income for the quarter ended September 30, 2007 increased to $635,000 compared to $633,000 for the same period of 2006. Earnings per share increased 11.5%, to $.28 for the quarter ended September 30, 2007 compared to $.25 for the quarter ended September 30, 2006.

For the nine months ended September 30, 2007, total dental group practice revenue increased $2.1 million, or 4.9%, to $45.6 million. Net revenue increased $1.3 million, or 4.4%, to $31.3 million. The Company's Adjusted EBITDA increased $682,000, or 12.5%, to $6.2 million from $5.5 million. Net income for the nine months ended September 30, 2007 increased $71,000, or 3.6% to $2.0 million. Earnings per share increased 14.6%, to $.89 for the nine months ended September 30, 2007 compared to $.77 for the nine months ended September 30, 2006.

During the first nine months of 2007, the Company purchased 133,413 shares of its Common Stock for approximately $2.8 million, distributed $912,000 in dividends to its shareholders, and reduced total debt outstanding by $1.2 million.

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. The Company currently manages 60 dental offices, of which 35 were acquired and 25 were de novo developments. At September 30, 2007, the Company had 116 general and specialty dentists affiliated with the organization. The Company operates its dental offices under the PERFECT TEETH name. The Company previously announced it would conduct a conference call to review results for the quarter and nine months ended September 30, 2007. In addition to current financial and operating results, the teleconference may include discussion of management's expectation of future financial and operating results. The call will be held on Tuesday, November 13, 2007, at 9:00 a.m. MT. To participate in this conference call, dial in to 1-866-219-5631 and refer to "Birner Dental Management Services, Inc." approximately five minutes prior to the scheduled time. If you are unable to join in on the conference call on November 13, the rebroadcast number is 1-888-266-2081 with the pass code of 1159906. This rebroadcast will be available through November 27, 2007.

Non-GAAP Disclosures
--------------------

This press release includes certain non-GAAP financial measures with respect to total dental group practice revenue and Adjusted EBITDA. The non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similar measures used by other companies. Please see the last page of this release for more information on the reconciliation of total dental group practice revenue and Adjusted EBITDA to GAAP measures.

Forward-Looking Statements
--------------------------

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding the Company's cash flow, growth prospects and performance in 2007. These and other risks and uncertainties are set forth in the reports filed by the Company with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements.

For Further Information Contact:
Birner Dental Management Services, Inc.
Dennis Genty
Chief Financial Officer
(303) 691-0680

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                   Quarters Ended                        Nine Months Ended
                                                                    September 30,                          September 30,
                                                           --------------------------------     --------------------------------
                                                                2006               2007                2006               2007
                                                           --------------     -------------     --------------     -------------
NET REVENUE: (1)                                              $ 9,756,186       $10,077,204        $29,988,004       $31,294,484

DIRECT EXPENSES:
  Clinical salaries and benefits                                3,540,887         3,708,692         10,811,123        11,284,077
  Dental supplies                                                 597,488           608,885          1,750,695         1,763,791
  Laboratory fees                                                 635,446           628,877          1,960,704         1,998,289
  Occupancy                                                     1,059,477         1,174,333          3,210,359         3,448,489
  Advertising and marketing                                       176,830           143,023            637,763           559,100
  Depreciation and amortization                                   572,788           609,470          1,581,250         1,830,548
  General and administrative                                    1,126,326         1,126,024          3,456,569         3,421,685
                                                           --------------     -------------     --------------     -------------
                                                                7,709,242         7,999,304         23,408,463        24,305,979

                                                           --------------     -------------     --------------     -------------
  Contribution from dental offices                              2,046,944         2,077,900          6,579,541         6,988,505

CORPORATE EXPENSES:
  General and administrative                                      948,371 (2)       894,079 (2)      3,170,644 (3)     3,194,729 (3)
  Depreciation and amortization                                    32,396            26,785             99,038            84,887
                                                           --------------     -------------     --------------     -------------

  Operating income                                              1,066,177         1,157,036          3,309,859         3,708,889

  Interest expense (income), net                                   38,875            90,823            118,962           286,151
                                                           --------------     -------------     --------------     -------------

  Income before income taxes                                    1,027,302         1,066,204          3,190,897         3,422,738
  Income tax expense                                              394,498           431,164          1,232,604         1,392,985
                                                           --------------     -------------     --------------     -------------

  Net income                                                   $  632,804        $  635,040        $ 1,958,293       $ 2,029,753
                                                           ==============     =============     ==============     =============


  Net income per share of Common Stock - Basic                  $    0.27         $    0.31          $    0.84         $    0.96
                                                           ==============     =============     ==============     =============

  Net income per share of Common Stock - Diluted                $    0.25         $    0.28          $    0.77         $    0.89
                                                           ==============     =============     ==============     =============

  Cash dividends per share of Common Stock                      $    0.13         $    0.15          $    0.39         $    0.45
                                                           ==============     =============     ==============     =============

  Weighted average number of shares of
   Common Stock and dilutive
     securities:
       Basic                                                    2,311,901         2,074,314          2,337,049         2,108,006
                                                           ==============     =============     ==============     =============

       Diluted                                                  2,493,941         2,243,889          2,528,388         2,287,075
                                                           ==============     =============     ==============     =============

(1) Total dental group practice revenue less amounts retained by dental offices. Dental group practice revenue was $14,282,765 for the quarter ended September 30, 2006 compared to $14,726,411 for the quarter ended September 30, 2007. Dental group practice revenue was $43,429,434 for the nine months ended September 30, 2006 compared to $45,561,904 for the nine months ended September 30 ,2007.

(2) Corporate expense - general and administrative includes $81,030 of equity compensation for a stock award and $78,620 related to stock-based compensation expense in the quarter ended September 30, 2006, and $81,030 of equity compensation expense for a stock award and $102,100 related to stock-based compensation expense in the quarter ended September 30, 2007.

(3) Corporate expense - general and administrative includes $243,090 of equity compensation for a stock award and $244,651 related to stock-based compensation expense in the nine months ended September 30, 2006, and $243,090 of equity compensation expense for a stock award and $292,686 related to stock-based compensation expense in the nine months ended September 30, 2007.

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                 December 31,  September 30,
                              ASSETS                                 2006          2007
                                                                 ------------  -------------
                                                                      **        (Unaudited)
CURRENT ASSETS:
     Cash and cash equivalents                                   $   888,186   $   740,176
     Accounts receivable, net of allowance for doubtful
        accounts of $288,513 and $301,450 respectively             3,103,922     3,462,540
     Deferred tax asset                                              185,671       223,198
     Prepaid expenses and other assets                               597,283       505,741
                                                                 -----------   -----------

          Total current assets                                     4,775,062     4,931,655

     PROPERTY AND EQUIPMENT, net                                   5,592,672     4,785,649

OTHER NONCURRENT ASSETS:
     Intangible assets, net                                       12,272,358    11,692,222
     Deferred charges and other assets                               181,860       173,477
                                                                 -----------   -----------

          Total assets                                           $22,821,952   $21,583,003
                                                                 ===========   ===========

               LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                            $ 1,648,498   $ 1,695,347
     Accrued expenses                                              1,398,267     1,283,658
     Accrued payroll and related expenses                          1,596,770     1,952,714
     Income taxes payable                                            114,016       586,726
     Current maturities of long-term debt                            953,561     1,150,000
                                                                 -----------   -----------

          Total current liabilities                                5,711,112     6,668,445

LONG-TERM LIABILITIES:
     Deferred tax liability, net                                     734,234       725,942
     Long-term debt, net of current maturities                     6,502,411     5,147,823
     Other long-term obligations                                     326,550       318,738
                                                                 -----------   -----------

          Total liabilities                                       13,274,307    12,860,948

SHAREHOLDERS' EQUITY:
     Preferred Stock, no par value, 10,000,000 shares

        authorized; none outstanding                                      --            --
     Common Stock, no par value, 20,000,000 shares
        authorized; 2,132,461 and  2,023,598 shares issued and
        outstanding, respectively                                  4,191,349     2,275,340
     Retained earnings                                             5,356,296     6,446,715
                                                                 -----------   -----------

     Total shareholders' equity                                    9,547,645     8,722,055
                                                                 -----------   -----------

     Total liabilities and shareholders' equity                  $22,821,952   $21,583,003
                                                                 ===========   ===========

** Derived from the Company's audited consolidated balance sheet at December 31, 2006.

Although Adjusted EBITDA is not a U.S. generally accepted accounting principle ("GAAP") measure of performance or liquidity, the Company believes that it may be useful to an investor in evaluating the Company's ability to meet future debt service, capital expenditures and working capital requirements. However, investors should not consider these measures in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. In addition, because Adjusted EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of Adjusted EBITDA to net income can be made by adding depreciation and amortization expense - offices, depreciation and amortization expense - corporate, stock-based compensation expense, interest expense, net and income tax expense to net income as in the table below.

                                                      Quarters                Nine Months
                                                 Ended September 30,      Ended September 30,
                                               -----------------------   -----------------------
                                                  2006         2007         2006         2007
                                               ----------   ----------   ----------   ----------
RECONCILIATION OF ADJUSTED EBITDA:

   Net income                                  $  632,804   $  635,040   $1,958,293   $2,029,753

   Depreciation and amortization - Offices        572,788      609,470    1,581,250    1,830,548

   Depreciation and amortization - Corporate       32,396       26,785       99,038       84,887

   Stock-based compensation expense               159,650      183,130      487,741      535,776

   Interest expense, net                           38,875       90,832      118,962      286,151

   Income tax expense                             394,498      431,164    1,232,604    1,392,985
                                               ----------   ----------   ----------   ----------

Adjusted EBITDA                                $1,831,011   $1,976,421   $5,477,888   $6,160,100
                                               ==========   ==========   ==========   ==========

Total dental group practice revenue is the revenue generated at the Company's offices from professional services provided to its patients. Amounts retained by dental offices represents compensation expense to the dentists and hygienists and is subtracted from total dental group practice revenue to arrive at net revenue. The Company reports net revenue in its financial statements to comply with Emerging Issues Task Force Issue No. 97-2, Application of SFAS No. 94 (Consolidation of All Majority Owned Subsidiaries) and APB Opinion No. 16 (Business Combinations) to Physician Practice Management Entities and Certain Other Entities With Contractual Management Arrangements. Total dental group practice revenue is disclosed because it is a critical component for management's evaluation of office performance. However, investors should not consider this measure in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP.

                                                  Quarters Ended                   Nine Months Ended
                                                   September 30,                     September 30,
                                            ----------------------------    ----------------------------
                                                2006            2007            2006            2007
                                            ------------    ------------    ------------    ------------

Total dental group practice revenue         $ 14,282,765    $ 14,726,411    $ 43,429,434    $ 45,561,904

Less - amounts retained by dental Offices     (4,526,579)     (4,649,207)    (13,441,430)    (14,267,420)
                                            ------------    ------------    ------------    ------------

Net revenue                                 $  9,756,186    $ 10,077,204    $ 29,988,004    $ 31,294,484
                                            ============    ============    ============    ============